THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
and
PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

Supplement dated October 22, 2024
to Prospectuses and Updating Summary Prospectus dated May 1, 2024
This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus (“Prospectus(es)”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectuses for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
This Supplement describes a change to the variable investment options available in your Annuity.
I (a). Merger Pending Shareholder Approval:
Subject to shareholder approval, effective on or about January 27, 2025 (the “Merger Effective Date”), the following Target Portfolio will be merged into the following Acquiring Portfolio. Upon completion of the merger, all references to the Target Portfolio in the Prospectuses will be deleted and replaced with the corresponding Acquiring Portfolio.

Target Portfolio	Acquiring Portfolio
AST Cohen & Steers Realty	AST Large-Cap Core Portfolio

On the Merger Effective Date, the Target Portfolio will no longer be available under your Annuity contract, and any Account Value allocated to the Sub-account investing in the Target Portfolio will be transferred to the Sub-account investing in the Acquiring Portfolio, as noted above. Your Account Value in the units of the Sub-account investing in the Acquiring Portfolio will be equal to your Account Value of the units of the Sub-account invested in the Target Portfolio immediately prior to the merger.

Please note that you may transfer Account Value out of your Target Portfolio into an investment option available under your Annuity contract for a period of 60 days prior to the Merger Effective Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Merger Effective Date, any Account Value that was transferred to your Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

After the Merger Effective Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Target Portfolio will be deemed an instruction for the Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

I (b). Portfolio Changes Contingent Upon Shareholder Approval of Merger:

Contingent on shareholder approval of the merger in Item I above, the following changes to the Acquiring Portfolio will be implemented on the Merger Effective Date. In addition, Portfolio expenses for the Acquiring Portfolio will be revised and are expected to lower the Portfolio’s effective management fee. More detailed information regarding the revised Portfolio expenses will be provided in a supplement at a later date.

PICA-SUP1

●
Portfolio Name Change
Current Portfolio Name	New Portfolio Name
AST Large-Cap Core Portfolio	AST Large-Cap Equity Portfolio

●
Portfolio Subadvisor Changes
Portfolio Name	Subadvisor Removal	Subadvisor Addition
AST Large-Cap Equity Portfolio (formerly AST Large-Cap Core Portfolio)	Massachusetts Financial Services Company	ClearBridge Investments, LLC Dimensional Fund Advisors LP

●
Portfolio Addition
The AST Large-Cap Equity Portfolio (the Acquiring Portfolio) will be added as an investment option to your Annuity contract. Accordingly, the following is added to the table in “Appendix A – Portfolios Available Under the Annuity”.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1-Year	5-Year	10-Year
Equity	AST Large-Cap Equity Portfolio (formerly AST Large-Cap Core Portfolio)[1]♦ ClearBridge Investments, LLC Dimensional Fund Advisors LP J.P. Morgan Investment Management Inc. PGIM Quantitative Solutions, LLC	0.86%*	23.10%	12.69%	10.27%
* The Portfolio expenses will be revised and are expected to lower the Portfolio’s effective management fee. More detailed information regarding the revised Current Expenses will be provided in a supplement at a later date.

1 These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract Owner’s Account Value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond Portfolio Sub-account or a fixed account (those AST bond Portfolios or a fixed account may not be available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account or a fixed account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:
(a)
a Portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;
(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c)
  a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.
The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market

PICA-SUP1

stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.

♦   This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Annuity or Fund Prospectuses, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PICA-SUP1